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                                                                EXHIBIT 10(m)(8)


Date

Ms./Mr. XXXXXXX
XXXXXXX
City, State, Zip

Dear XXXX:

In the Change of Control Agreement entered into between you and EDO Corporation in ______, it states that the Agreement would expire as of December 31, 20__. It goes on to state however, that the Agreement may be renewed each year by mutual consent of the Company and the Executive by the issuance of a letter of notification and agreement to that effect.

This letter is to advise that the Company does hereby again extend the cancellation date to December 31, 20__. (see page 2, General, item 2 and 3). All other terms and conditions of the Agreement remain in place as presented in the above referenced document.

Please sign both copies of this letter as an indication of your acceptance of this extension of the time period the Agreement is in effect. Please return one copy to me by XXXXX, 20___ and keep the other copy for your records.

If you have any questions, please do not hesitate to call.


                              S/_________________________________
                                    Patricia D. Comiskey, for
                                    EDO Corporation

                              S/________________________________
                                    Name ("Executive")


date:___________